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                                                                 Exhibit 4.10(b)



                                JOINDER AGREEMENT
                                -----------------


          JOINDER AGREEMENT, dated as of February 14, 1994 (this "Joinder Agreement"), among: Payless Cashways, Inc. (the "Borrower"); Somerville Lumber and Supply Co., Inc. ("Somerville"); the banks and other financial institutions (the "Banks") from time to time parties to the Amended and Restated Credit Agreement hereinafter referenced; Canadian Imperial Bank of Commerce, New York Agency ("CIBC"), as Administrative Agent (in such capacity, the "Administrative Agent") for the Banks; CIBC, The Bank of Nova Scotia and NationsBank of Texas, N.A., as Managing Agents (in such capacity, the "Managing Agents") for the Banks; Bank of America National Trust and Savings Association, as Co-Agent (in such capacity, the "Co-Agent") for the Banks; Commerce Bank of Kansas City, N.A., as issuer of merchandise letters of credit (in such capacity, the "Merchandise Letter of Credit Bank"); CIBC, as Issuing Bank (in such capacity, the "Standby Issuing Bank") under the Standby Agreement (as hereinafter defined); the banks and other financial institutions (the "Standby Participating Banks") from time to time parties to the Standby Letter of Credit Agreement hereinafter referenced; and CIBC as Collateral Agent (in such capacity, the "Collateral Agent") for the Banks, the Merchandise Letter of Credit Bank and the Standby Participating Banks;


                               W I T N E S S E T H :
                               ---------------------


          WHEREAS, the Borrower, the Banks, the Administrative Agent, the Managing Agents, the Co-Agent and the Collateral Agent are parties to the Amended and Restated Credit Agreement, dated as of March 8, 1993 (as amended, the "Credit Agreement");

          WHEREAS, the Borrower and the Merchandise Letter of Credit Bank are parties to the Amended and Restated Letter of Credit Issuance and Reimbursement Agreement, dated as of March 11, 1993 (as amended, the "Merchandise Letter of Credit Facility"), between the Borrower and the Merchandise Letter of Credit Bank;

          WHEREAS, the Borrower, Somerville and the Collateral Agent are parties to the Security Documents (as defined in the Credit Agreement) pursuant to which the Borrower and Somerville have granted certain security interests and other rights to the Collateral Agent for the benefit of the Banks, the Merchandise Letter of Credit Bank and such Person or Persons as may become the "Standby Letter of Credit Bank" as defined in the Credit Agreement;

          WHEREAS, the Borrower, Somerville, the Banks, the Administrative Agent, the Collateral Agent, the Managing Agents, the Co-Agent and the Merchandise Letter of Credit Bank are parties to the Amended and Restated Inter-Facility Agreement, dated as of March 8, 1993 (the "Inter-Facility Agreement"), among


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the Borrower, Somerville, the Administrative Agent, the Collateral Agent, the
Managing Agents, the Co-Agent, the Merchandise Letter of Credit Bank and such Person or Persons as may become the "Standby Letter of Credit Bank" as defined in the Credit Agreement;

          WHEREAS, pursuant to Section 7.08(viii) of the Credit Agreement and
Section 5.1 of the Merchandise Letter of Credit Facility, the Borrower is permitted to enter into a credit facility providing for up to $25,000,000 in standby letters of credit;

          WHEREAS, concurrently herewith the Standby Issuing Bank, the Standby Participating Banks and the Borrower have entered into the Standby Agreement, which agreement constitutes the "Standby Letter of Credit Agreement" as defined in the Credit Agreement;

          WHEREAS, each of the Security Documents and the Inter-Facility Agreement contain provisions requiring that the Standby Letter of Credit Bank agree in writing to be bound by the terms of such documents prior to its becoming entitled to the benefits thereof;

          WHEREAS, the Standby Issuing Bank, on behalf of itself and the Standby Participating Banks, wishes to become entitled to the benefits of the Security Documents and the Inter-Facility Agreement; and

          WHEREAS, it is a condition precedent to the effectiveness of each of
(i) the Fifth Amendment, dated as of the date hereof, to the Credit Agreement and (ii) the Standby Agreement that the parties hereto enter into this Joinder Agreement;

          NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, the Borrower, Somerville, the Banks, the Administrative Agent, the Collateral Agent, the Managing Agents, the Co-Agent, the Merchandise Letter of Credit Bank, the Standby Issuing Bank and the Standby Participating Banks hereby agree as follows:


          SECTION I.   DEFINED TERMS

          Unless otherwise defined herein, terms defined in the Credit Agreement and used herein are so used as so defined.


          SECTION II.  JOINDER

          (a) Each of the Standby Issuing Bank and the Standby Participating Banks hereby agrees to be bound by each of the Inter-Facility Agreement, the Security Agreement, the Subsidiary



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Security Agreement, the Subsidiary Guarantee, the Note Pledge Agreement, the
Stock Pledge Agreement, each of the Mortgages and each other Security Document, in each case with the same effect as if it were an original party thereto.

          (b) Each of the Borrower, Somerville, the Administrative Agent, each Bank, the Collateral Agent and the Merchandise Letter of Credit Bank hereby consents to the execution, delivery and performance by the Standby Issuing Bank and the Standby Participating Banks of the Standby Agreement and hereby agrees that the Standby Issuing Bank, on behalf of the Standby Participating Banks, shall be entitled to the benefits of each of the Inter-Facility Agreement, the Security Agreement, the Subsidiary Security Agreement, the Subsidiary Guarantee, the Note Pledge Agreement, the Stock Pledge Agreement, each of the Mortgages and each other Security Document, in each case with the same effect as if it were an original party thereto.


          SECTION III.   MISCELLANEOUS

          1. Counterparts. This Joinder Agreement may be executed by one or more of the parties hereto in any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

          2. GOVERNING LAW. THIS JOINDER AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.


          IN WITNESS WHEREOF, the parties hereto have caused this Joinder Agreement to be executed and delivered by their proper and duly authorized officers as of the day and year first above written.


                                             PAYLESS CASHWAYS, INC.


                                             By: s/ Stephen A. Lightstone
                                                 --------------------------
                                                 Title: Sr. Vice President-
                                                        Finance/Treasurer

                                             SOMERVILLE LUMBER AND SUPPLY
                                             CO., INC.

                                             By: s/ Stephen A. Lightstone
                                                 --------------------------
                                                 Title: Treasurer


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                                             CANADIAN IMPERIAL BANK OF
                                             COMMERCE, NEW YORK AGENCY,
                                               as Administrative Agent,
                                               Collateral Agent, Managing
                                               Agent and Standby Issuing
                                               Bank


                                             By: s/ David McGowan
                                                 --------------------------
                                                 Title: Authorized Signatory

                                             THE BANK OF NOVA SCOTIA,
                                               as Managing Agent, Bank and
                                               Standby Participating Bank


                                             By: s/ F. C. H. Ashby
                                                 --------------------------
                                                 Title: Sr. Mgr. Loan Oprtns.

                                             NATIONSBANK OF TEXAS, N.A.,
                                               as Managing Agent, Bank and
                                               Standby Participating Bank


                                             By: s/ Ellis Moseley
                                                 --------------------------
                                                 Title: Sr. Vice President

                                             BANK OF AMERICA NATIONAL TRUST
                                             AND SAVINGS ASSOCIATION,
                                               as Co-Agent, Bank and
                                               Standby Participating Bank


                                             By: s/ Burton Queen
                                                 --------------------------
                                                 Title: Vice President

                                             CIBC INC., as Bank and Standby
                                               Participating Bank


                                             By: s/ David McGowan
                                                 --------------------------
                                                 Title: Authorized Signatory


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                                             ABN AMRO BANK N.V., as Bank
                                               and Standby Participating
                                               Bank


                                             By: s/ Patricia M. Luken
                                                 --------------------------
                                                 Title: Vice President

                                             By:
                                                 --------------------------
                                                 Title:

                                             BANCA COMMERCIALE ITALIANA, as
                                               Bank and Standby Partici-
                                               pating Bank


                                             By: s/ Julian Teodori
                                                 --------------------------
                                                 Title: Sr. Vice President


                                             By: s/ Dianna Lamb
                                                 --------------------------
                                                 Title: Vice President

                                             BANK OF MONTREAL, as Bank and
                                               Standby Participating Bank


                                             By: s/ Hugh K. Brown
                                                 --------------------------
                                                 Title: Director

                                             THE BANK OF NEW YORK, as Bank
                                               and Standby Participating
                                               Bank


                                             By: s/ Bruce C. Miller
                                                 --------------------------
                                                 Title: Vice President

                                             BOATMEN'S FIRST NATIONAL
                                               BANK OF KANSAS CITY, as Bank
                                               and Standby Participating
                                               Bank


                                             By: s/ Thomas J. Butkus
                                                 --------------------------
                                                 Title: Vice President


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                                             BANQUE PARIBAS, as Bank
                                               and Standby Participating
                                               Bank


                                             By: s/ Robert E. Taubenheim
                                                 --------------------------
                                                 Title: Group Vice President


                                             By: s/ Nancy E. Borman
                                                 --------------------------
                                                 Title: AVP

                                             DAI-ICHI KANGYO BANK
                                               LTD., CHICAGO BRANCH, as
                                               Bank and Standby Partici-
                                               pating Bank


                                             By: s/ Masami Tsuboi
                                                 --------------------------
                                                 Title: Vice President

                                             FIRST BANK NATIONAL ASSOCIA-
                                               TION, as Bank and Standby
                                               Participating Bank


                                             By: s/ Merri Bernhardson
                                                 --------------------------
                                                 Title: Vice President

                                             THE FUJI BANK, LIMITED,
                                               CHICAGO BRANCH, as Bank
                                               and Standby Participating
                                               Bank


                                             By: s/ Peter Chinnici
                                                 --------------------------
                                                 Title: Joint Gen'l Mgr.

                                             THE INDUSTRIAL BANK OF
                                               JAPAN, LTD., as Bank
                                               and Standby Participating
                                               Bank


                                             By: s/ Hiroaki Nakamura
                                                 --------------------------
                                                 Title: Joint Gen'l Mgr.


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                                             THE MITSUBISHI BANK, LTD., as
                                               Bank and Standby Partici-
                                               pating Bank


                                             By: s/ Hiroaki Fuchida
                                                 --------------------------
                                                 Title: Vice President, Mgr.

                                             MITSUI NEVITT CAPITAL
                                               CORPORATION, as Bank
                                               and Standby Participating
                                               Bank


                                             By: s/ Jerry Parisi
                                                 --------------------------
                                                 Title: Vice President

                                             MITSUBISHI TRUST AND
                                               BANKING CORPORATION, as Bank
                                               and Standby Participating
                                               Bank


                                             By: s/ Akira Suzuki
                                                 --------------------------
                                                 Title: Chief Manager

                                             NATIONAL CITY BANK, as Bank
                                               and Standby Participating
                                               Bank


                                             By: s/ Brian Karrip
                                                 --------------------------
                                                 Title: Vice President

                                             THE SUMITOMO BANK, LTD., as
                                               Bank and Standby
                                               Participating Bank


                                             By: s/ Katysuyasu Jwasawa
                                                 --------------------------
                                                 Title: Joint Gen'l Mgr.

                                             UNION BANK, as Bank and
                                               Standby Participating
                                               Bank


                                             By: s/ Richard A. Sutter
                                                 --------------------------
                                                 Title:  Vice President


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                                             UNITED STATES NATIONAL
                                               BANK OF OREGON, as Bank
                                               and Standby Participating
                                               Bank


                                             By: s/ Blake R. Howells
                                                 --------------------------
                                                 Title: Vice President

                                             VAN KAMPEN MERRITT
                                               PRIME RATE INCOME TRUST, as
                                               Bank


                                             By: s/ Jeffrey W. Maillet
                                                 --------------------------
                                                 Title: Vice President

                                             PILGRIM PRIME RATE TRUST, as
                                               Bank


                                             By: s/ Michael D. Hatley
                                                 --------------------------
                                                 Title: Asst. Portfolio Mgr.

                                             COMMERCE BANK OF KANSAS CITY,
                                               N.A., as Merchandise Letter of
                                               Credit Bank


                                             By: s/ John M. McGee
                                                 --------------------------
                                                 Title: Vice President